                                                            Exhibit 24



                              POWER OF ATTORNEY


            The undersigned director of W. R. GRACE & CO. ("Company") hereby appoints BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing a registration statement on Form S-8, and all amendments thereto, to be filed with the Securities and Exchange Commission with respect to the NMC Employees' Savings and Investment Plan and any successor thereto. Each of such attorneys-in-fact is appointed with full power to act without the other.


            /s/ G. C. Dacey                     /s/ G. J. Humphrey
            /s/ E. W. Duffy                     /s/ V. A. Kamsky
            /s/ H. A. Eckmann                   /s/ P. S. Lynch
            /s/ J. W. Frick                     /s/ R. C. Macauley
            /s/ C. L. Hampers                   /s/ J. E. Phipps
            /s/ T. A. Holmes                    /s/ E. J. Sullivan


Dated:  May 2, 1995

                               POWER OF ATTORNEY



      The undersigned, a member of the Administrative Committee of the W. R. Grace & Co. Savings and Investment Plans, which is the Administrator of the NMC Employees' Savings and Investment Plan, hereby appoints R. H. CARL and D. M. MURTAUGH as his true and lawful attorneys-in-fact for the purpose of signing a registration statement on Form S-8, and all amendments thereto, to be filed with the Securities and Exchange Commission with respect to the NMC Employees' Savings and Investment Plan and any successor thereto. Each of such attorneys-in-fact is appointed with full power to act without the other.

                  /s/ J. L. Hunt
                  /s/ J. H. Keene
                  /s/ J. A. Longo
                  /s/ D. M. Murtaugh
                  /s/ J. E. Powers
                  /s/ S. J. Rogers



Dated:  May 2, 1995

                              POWER OF ATTORNEY



            The undersigned, President and Chief Executive Officer (Principal Executive Officer) of W. R. GRACE & CO. ("Company"), hereby appoints
BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing a registration statement on Form S-8, and all amendments thereto, to be filed with the Securities and Exchange Commission with respect to the NMC Employees' Savings and Investment Plan and any successor thereto. Each of such attorneys-in-fact is appointed with full power to act without the other.



                                                /s/ A. J. Costello



Dated:  May 2, 1995